1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS GELLER RUDMAN & DOWD LLP SHAWN A. WILLIAMS (213113) Post Montgomery Center One Montgomery Street, Suite 1800 San Francisco, CA 94104 Telephone: 415/288-4545 415/288-4534 (fax) shawnw@rgrdlaw.com – and – TRAVIS E. DOWNS III (148274) BENNY C. GOODMAN III (211302) ERIK W. LUEDEKE (249211) 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 619/231-1058 619/231-7423 (fax) travisd@rgrdlaw.com bennyg@rgrdlaw.com eluedeke@rgrdlaw.com SHUMAN, GLENN & STECKER KIP B. SHUMAN (145842) 100 Pine Street, Suite 1250 San Francisco, CA 94101 Telephone: 303/861-3003 303/536-7849 (fax) kip@shumanlawfirm.com Attorneys for Plaintiff UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA NICHOLAS R. INGRAO, Derivatively on Behalf of YELP INC., Plaintiff, vs. JEREMY STOPPELMAN, et al. Defendants, – and – YELP INC., a Delaware corporation, Nominal Defendant. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. 3:20-cv-02753 NOTICE OF PROPOSED DERIVATIVE SETTLEMENT EXHIBIT A-1

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 1 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF YELP INC. (“YELP” OR THE “COMPANY”) AS OF JANUARY 28, 2022 (THE “RECORD DATE”) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD YELP COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative action. This Notice is provided by Order of the United States District Court for the Northern District of California (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation of Settlement dated January 28, 2022 (“Stipulation”).1 A link to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) containing the text of the Stipulation may be found on Yelp’s website at the Investor Relations page at https://www.yelp-ir.com. I. WHY THE COMPANY HAS ISSUED THIS NOTICE Your rights may be affected by the settlement of the shareholder derivative action captioned Ingrao v. Stoppelman, et al., Case No. 3:20-cv-02753, pending in the U.S. District Court for the Northern District of California (the “Action”). Plaintiff Nicholas R. Ingrao (on behalf of himself and derivatively on behalf of Yelp Inc. (“Yelp” or the “Company”)); individual defendants Jeremy Stoppelman, Charles “Lanny” Baker, and Joseph R. “Jed” Nachman (the “Individual Defendants”); and nominal defendant Yelp 1 Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 2 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 (collectively with Plaintiff and the Individual Defendants, the “Settling Parties”), have agreed upon terms to settle the above-referenced Action and have signed the Stipulation setting forth those settlement terms. On August 25, 2022, at 1:30 p.m., the Court will hold a hearing (the “Settlement Hearing”) in the Action at the United States District Court for the Northern District of California, Phillip Burton Federal Building & U.S. Courthouse, 450 Golden Gate Avenue, 17th Floor, Courtroom 5, San Francisco, CA 94102, or via Zoom or other video platform, or telephonically, before the Honorable Edward M. Chen. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the proposed Settlement should be approved as fair, reasonable, and adequate, including the separately negotiated and agreed upon amount for Plaintiff’s Counsel’s attorneys’ fees and expenses and the service award amount for Plaintiff to be paid out of Plaintiff’s Counsel’s attorneys’ fees and expenses; (ii) whether a final judgment should be entered and the Action dismissed with prejudice on the terms set forth in the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances. II. PLAINTIFF’S PRE-SUIT LITIGATION DEMAND AND THE ACTION A. The Pre-Suit Litigation Demand On March 11, 2019, Plaintiff issued a written pre-suit litigation demand (the “Demand”) under Delaware law to Yelp’s Board of Directors (the “Board”). The Demand alleged that in early 2017, the Individual Defendants engaged in an unlawful scheme in which they misled Yelp shareholders about the purported success of the Company’s business and advertising model and its prospects for future revenue and earnings growth. According to the Demand, in breach of their fiduciary duties of care, good faith, and loyalty, the Individual Defendants made a series of materially false and misleading public statements that severely damaged Yelp by exposing the Company to liability for violating the federal securities laws in a class action against Yelp and the Individual Defendants, captioned Azar v. Yelp Inc., No. 3:18-cv-00400-EMC (N.D. Cal.) (the “Securities Class Action”). The Demand further alleged that prior to the truth of the Individual Defendants’ misconduct being revealed through the Company’s May 9, 2017 announcement of decreased 2017 guidance, Yelp’s co-founder and Chief Executive Officer (“CEO”), defendant

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 3 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Jeremy Stoppelman, sold artificially inflated shares of his personal Yelp stock holdings based on material, adverse, non-public information. As a result of the Individual Defendants’ alleged breaches of their fiduciary duties, Plaintiff demanded that the Yelp Board take critical steps to preserve and protect the Company’s valuable claims against the Individual Defendants, including: (i) that the Board cause Yelp to “file a Complaint for breach of fiduciary duty of care, breach of fiduciary duty of loyalty, and aiding and abetting breaches of fiduciary duties, contribution and indemnification against [the Individual Defendants] in the United States District Court for the Northern District of California”; and (ii) that the Board “cause Yelp to immediately file an amended answer in the Securities [Class] Action, and/or file a cross-complaint against [defendants] in the Securities [Class] Action, asserting claims for relief for breach of fiduciary duty, aiding and abetting breaches of fiduciary duties, contribution, indemnification and such other relief as the Board deems necessary to protect Yelp’s interests against [the Individual Defendants].” The Board considered Plaintiff’s Demand at its June 2019 meeting and made the decision to “defer further substantive consideration of the Demand until the resolution of the [Securities Class Action] because the Demand ‘relates to the same underlying allegations . . . which Yelp has denied.’” Plaintiff was informed of the Board’s decision on July 8, 2019. B. The Action Approximately thirteen months after issuing the Demand to the Board, on April 21, 2020, Plaintiff initiated the Action by filing a Verified Shareholder Derivative Complaint for Breach of Fiduciary Duty, Aiding and Abetting Breaches of Fiduciary Duty, Unjust Enrichment and Violation of the Federal Securities Laws (the “Complaint”) against the Individual Defendants on behalf of nominal defendant Yelp. The Complaint asserted claims against the Individual Defendants pursuant to Delaware law for breach of fiduciary duty, unjust enrichment, and aiding and abetting breaches of fiduciary duty, and under §§10(b) and 21D of the Securities Exchange Act of 1934 for contribution, based on substantially the same factual allegations raised in Plaintiff’s Demand. In addition, the Complaint alleged that Plaintiff’s Demand had been constructively and wrongfully refused by the Board.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 4 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On June 25, 2020, the Individual Defendants and nominal defendant Yelp (“Defendants”) filed a motion to dismiss the Action (the “Motion to Dismiss”) pursuant to Rules 12(b)(6) and 23.1 of the Federal Rules of Civil Procedure. Plaintiff filed his opposition to the Motion to Dismiss on July 27, 2020, and Defendants filed a reply in support of the Motion to Dismiss on August 26, 2020. A hearing was held in connection with the Motion to Dismiss on September 24, 2020. On November 30, 2020, the Court entered an Order denying the Motion to Dismiss (the “MTD Order”) in its entirety, concluding that the Board’s deferral “amounts to a constructive rejection of the Demand . . . due to the statute of limitations.” On December 14, 2020, the Court entered an Order staying further proceedings in the Action pending the resolution of the Securities Class Action. On December 16, 2020, Defendants filed a Motion for Leave to File a Reconsideration Motion of the Court’s MTD Order (the “Reconsideration Motion”). On January 11, 2021, the Court denied Defendants’ Reconsideration Motion. C. Settlement Negotiations On March 8, 2021, Plaintiff sent a settlement demand to Defendants. Shortly thereafter, the Settling Parties agreed to participate in a private mediation to be conducted on May 6, 2021 (the “Mediation”) before the Honorable Daniel Weinstein (Ret.) and Jed Melnick (the “Mediators”). In advance of the Mediation, Plaintiff and Defendants each prepared detailed mediation statements which were submitted to the Mediators and exchanged on April 26, 2021. In addition, Defendants made a confidential production of documents to Plaintiff, which Plaintiff’s Counsel reviewed and analyzed. On May 6, 2021, representatives for the Settling Parties participated in the full-day Mediation. Although the Settling Parties failed to reach an agreement to resolve the Action at the Mediation, settlement negotiations under the supervision of the Mediators continued thereafter, spanning a period of approximately six months. Among other things, representatives for the respective Settling Parties engaged in extensive discussions with each other and with the Mediators concerning Plaintiff’s demand for substantial financial relief for the benefit of Yelp, Yelp’s corporate governance practices, and proposals exchanged by the Settling Parties related to

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 5 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 enhancement of those corporate governance practices. At Plaintiff’s request, Defendants made an additional confidential production of documents to Plaintiff in October 2021, which Plaintiff’s Counsel reviewed and analyzed. Ultimately, these efforts culminated with the Settling Parties accepting a proposal made by the Mediators (the “Mediators’ Proposal”) to resolve the Action on November 23, 2021. Thereafter, on December 2, 2021, the Settling Parties executed a formal Memorandum of Understanding. Per the terms of the Mediators’ Proposal accepted by the Settling Parties, as a result of the Action and the Settlement, subject to Court approval, Yelp will receive $18 million in cash to be paid by the Individual Defendants’ insurance carriers. In addition, Yelp will institute a series of corporate governance reforms which are designed to enhance Yelp’s internal controls and operations. Plaintiff and Yelp believe that the proposed Settlement at this juncture on the terms and on the conditions set forth herein is fair, reasonable, adequate, and in the best interests of Yelp and its shareholders. Further, per the terms of the Mediators’ Proposal accepted by the Settling Parties and based upon the substantial benefits conferred by the Settlement on Yelp and its shareholders, the Company, acting through the Non-Defendant Members of Yelp’s Board, has agreed to pay Plaintiff’s Counsel’s attorneys’ fees and expenses in the amount of $3.75 million (the “Fee and Expense Amount”). III. BOARD APPROVAL OF THE SETTLEMENT On January 27, 2022, the Non-Defendant Members of Yelp’s Board reviewed the proposed Settlement, and in a good faith exercise of their independent business judgment, determined unanimously that the Settlement confers substantial benefits upon Yelp and its shareholders, and that resolution of the Action on the terms set forth in the Stipulation of Settlement, including the $18 million cash payment to Yelp, corporate governance reforms, releases, and the Fee and Expense Amount, would serve the best interests of Yelp and its shareholders.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 6 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IV. TERMS OF THE PROPOSED SETTLEMENT The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at a link on Yelp’s website at the Investor Relations page at https://www.yelp-ir.com. A. The Cash Payment to Yelp In connection with the Settlement of the Action, the Individual Defendants shall cause their insurers to make a cash payment in the amount of $18 million to Yelp (the “Cash Payment”). The Cash Payment shall be paid into the Escrow Account within twenty (20) business days after preliminary approval of the Settlement by the Court, subject to the terms and provisions of the Stipulation. Within five (5) calendar days after entry of the Final Approval Order by the Court, the funds remaining in the Escrow Account, including interest thereon and after payment of the Fee and Expense Amount awarded to Plaintiff’s Counsel (as further described below), shall be released to Yelp notwithstanding the existence of any timely filed objections to the Final Approval Order or potential for appeal therefrom, or collateral attack on the Settlement, subject to Yelp’s obligation to make appropriate refunds or repayments if, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, approval of the Settlement is denied or overturned. Yelp, by and through the Non-Defendant Members of Yelp’s Board, acknowledges and agrees that the Cash Payment confers substantial benefits upon Yelp and its shareholders. Yelp also acknowledges and agrees that Plaintiff’s Demand and Plaintiff’s subsequent commencement, prosecution, and settlement of the Action were precipitating and material factors in the Company’s recovery of the Cash Payment. B. Corporate Governance Reforms Within forty-five (45) days or at the next regularly scheduled meeting of the Yelp Board (whichever comes later) following final approval of the Settlement by the Court, the Board shall adopt resolutions and/or take such other actions as it deems necessary or appropriate to implement

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 7 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 the following Corporate Governance Reforms, which shall remain in effect for no less than four (4) years from the date of such adoption. Yelp, by and through the Non-Defendant Members of Yelp’s Board, has acknowledged and agreed that the Corporate Governance Reforms confer substantial benefits upon Yelp and its shareholders. Yelp also has acknowledged and agreed that Plaintiff’s Demand and Plaintiff’s subsequent commencement, prosecution, and settlement of the Action were precipitating and material factors in the adoption of the Corporate Governance Reforms. 1. Director Independence The Board shall ensure that at least two-thirds (66.67%) of the members of the Board shall be “independent” directors, as defined by the New York Stock Exchange (“NYSE”) requirements. In addition, a director will not be deemed independent in any calendar year for this purpose if: (a) The director is, or has been within the last four (4) calendar years, an employee of the Company, or an “immediate family member” (as defined in NYSE Listed Company Manual §303A.02) of the director is, or has been within the last four (4) calendar years, an executive officer, as defined in Rule 3b-7 of the Securities Exchange Act of 1934 (an “Exchange Act Executive Officer”), of the Company; or (b) The director has received, during the applicable calendar year or any of the three (3) immediately preceding calendar years, more than $60,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); or (c) The director is employed as an Exchange Act Executive Officer of another public company on whose board of directors any of Yelp’s then-current Exchange Act Executive Officers serve. 2. Independent Chairperson of the Board Paragraph 1.4 of Yelp’s Corporate Governance Guidelines shall be amended to include, or Yelp’s Board shall otherwise adopt and implement, a provision specifying that the roles of Chairperson of the Board and CEO shall not be held by the same individual and requiring that the

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 8 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Chairperson of the Board be an independent director, as defined by NYSE requirements and in accordance with paragraph VI.B.1(c) above; provided however, that an individual who formerly served as an employee of the Company (including, without limitation, as an Exchange Act Executive Officer) shall not be considered non-independent for purposes of this paragraph VI.B.2 solely by virtue of that individual’s former status as an employee and/or that individual’s compensation in connection therewith. 3. Executive Session for Non-Management Directors Paragraph 5.5 of Yelp’s Corporate Governance Guidelines shall be amended to require that an executive session, attended by non-management directors of the Board only, be held at each regular meeting of the Board. 4. Sustainability Reporting The Company shall institute annual sustainability reporting covering the topics set forth in the Sustainability Accounting Standards Board (“SASB”) Sustainability Accounting Standards for the Internet, Media & Services industry (or such other SASB industry standard as may be applicable to the Company); provided, however, that the Company shall not be required to report on topics related to matters it deems to be of a commercially or competitively sensitive nature. 5. Director Training The Company shall provide directors of the Board with appropriate directors’ training, including a comprehensive professional seminar or seminars in-person or on-line, which training shall include information relevant to the understanding of their fiduciary duties as directors, and the appropriate exercise of corporate action to protect the Company from outside corporate threats, totaling at least three (3) hours on at least a biennial basis. Any new director will receive training as soon as practicable after election or appointment. 6. Majority Voting with Director Resignation Policy The Company shall maintain a Majority Voting with Director Resignation Policy, which states that in the event that an incumbent nominee for director in an uncontested election does not receive a majority of votes cast and no successor has been elected at such meeting, the director shall be required to promptly tender his or her resignation to the Board. The Company shall review

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 9 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 its Majority Voting with Director Resignation Policy on a regular basis and amend or modify the policy if it is determined to be in the best interests of the Company. 7. Legal Guidance Guidelines The Company shall, within three (3) months of adoption of the Corporate Governance Reforms, solicit recommendations from competent legal counsel advising it on when the Board and management should seek legal advice, and will agree to implement appropriate guidelines based on such recommendations. 8. Audit Committee The Audit Committee shall at least annually evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner. C. The Fee and Expense Amount and Service Award After negotiating the principal terms of the Settlement, counsel for Plaintiff and Defendants, with the assistance of the Mediators, negotiated the attorneys’ fees and expenses to be paid to Plaintiff’s Counsel based on the substantial benefits conferred upon Yelp and Yelp shareholders by the Settlement. In light of the substantial benefits conferred upon Yelp and Yelp shareholders by Plaintiff’s Counsel’s efforts, Yelp, acting by and through the Non-Defendant Members of Yelp’s Board, has agreed to pay the Fee and Expense Amount of $3.75 million, subject to Court approval. In addition, subject to Court approval, Plaintiff’s Counsel seek a Service Award in the amount of up to three thousand five hundred dollars ($3,500.00) for Plaintiff, to be paid out of the Fee and Expense Amount, in recognition of Plaintiff’s participation and effort in the issuance of the Demand and subsequent prosecution and settlement of the Action. Defendants take no position with respect to the Service Award, and neither Yelp nor any of the Individual Defendants shall be liable for any portion of the Service Award. V. REASONS FOR THE SETTLEMENT The Settling Parties have determined that it is desirable and beneficial that the Action, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 10 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and conditions set forth in the Stipulation, and Plaintiff’s Counsel believe that the Settlement is in the best interests of the Settling Parties, Yelp, and its shareholders. A. Why Did Defendants Agree to Settle? Defendants have denied and continue to deny each and every one of the claims and contentions alleged by Plaintiff in the Action. Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action. Without limiting the foregoing, each of the Individual Defendants has denied and continues to deny, among other things, that they breached their fiduciary duties or any other duty owed to Yelp or its shareholders or engaged in any wrongdoing, or that Plaintiff, Yelp, or its shareholders suffered any damage or were harmed as a result of any conduct alleged in the Action or otherwise. Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Yelp and its shareholders. Nonetheless, Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in a complex matter like the Action, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Action; (b) finally put to rest those claims and the underlying Action; and (c) confer benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Action. Therefore, Defendants have determined that it is in the best interests of Yelp for the Action, and all of the Settling Parties’ disputes related thereto, to be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms of the Settlement, the Stipulation (including all the Exhibits thereto) shall in no event be construed as or deemed to be evidence of an admission or concession by Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 11 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 B. Why Did Plaintiff Agree to Settle? Plaintiff and Plaintiff’s Counsel believe that the claims asserted in the Action have merit, and Plaintiff’s entry into the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Action. Plaintiff and Plaintiff’s Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and potential appeal(s). Plaintiff and Plaintiff’s Counsel also have considered the uncertain outcome and the risk of any litigation, specifically a complex matter such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and Plaintiff’s Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Action. Plaintiff’s Counsel have conducted extensive investigation and analysis of, among other things, the facts, claims, damages, corporate governance, and defenses, as set forth in section II above. Based on Plaintiff’s Counsel’s thorough evaluation of these matters, the range of probable recoveries, and the risks, costs, delays, and burdens on Yelp that would be entailed in any attempt to improve upon the result through further litigation, Plaintiff’s Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate; confers substantial benefits upon Yelp and its shareholders; and would serve the best interests of Yelp and its shareholders. VI. SETTLEMENT HEARING On August 25, 2022, at 1:30 p.m., the Court will hold the Settlement Hearing at the United States District Court for the Northern District of California, Phillip Burton Federal Building & U.S. Courthouse, 450 Golden Gate Avenue, 17th Floor, Courtroom 5, San Francisco, CA 94102, or via Zoom or other video platform, or telephonically, before the Honorable Edward M. Chen, to determine: (i) whether the terms of the proposed Settlement should be approved as fair, reasonable, and adequate, including the separately negotiated and agreed upon amount for Plaintiff’s Counsel’s attorneys’ fees and expenses and the service award amount for Plaintiff to be paid out of Plaintiff’s Counsel’s attorneys’ fees and expenses; (ii) whether a final judgment should be

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 12 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 entered and the Action dismissed with prejudice on the terms set forth in the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances. Pending determination of whether the Settlement should be approved, no Yelp shareholder shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency or other tribunal asserting any of the Released Claims. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any Yelp shareholder as of the Record Date may, but is not required to, appear in person (or telephonically or via any video platform as may be designated by the Court) at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date, time, or platform used (i.e., in person, telephonically, or via remote video) without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date, time, and platform before going to the Court. Yelp shareholders as of the Record Date who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. VIII. RIGHT TO OBJECT TO THE PROPOSED SETTLEMENT AND PROCEDURES FOR DOING SO Any Yelp shareholder as of the Record Date may appear and show cause, if he, she, or it has any reason why the Settlement of the Action should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why Plaintiff’s Service Award or the separately negotiated Fee and Expense Amount should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Your name, legal address, and telephone number; 2. The case name and number (Ingrao v. Stoppelman, et al., Case No. 3:20-cv-02753); 3. Proof of being a Yelp shareholder as of the Record Date, January 28, 2022;

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 13 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 4. The date(s) you acquired your Yelp shares; 5. A statement of each objection being made; 6. Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and 7. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. The Court may not consider any objection that does not substantially comply with these requirements. B. You Must Timely Deliver Written Objections to the Court All written objections and supporting papers must be submitted to the Court either by mailing them to: Clerk of the Court United States District Court for the Northern District of California Phillip Burton Federal Building & United States Courthouse 450 Golden Gate Avenue San Francisco, CA 94102 or, by filing them in person at any location of the United States District Court for the Northern District of California to the extent the Court is open for in-person filings. YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN AUGUST 4, 2022. Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court. Any Yelp shareholder as of the Record Date who does not make his, her, or its objection in the manner prescribed above shall be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 14 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IX. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Settlement contained in the Stipulation. For the precise terms and conditions of the Settlement, please see the Stipulation available at https://www.yelp-ir.com, contact: Plaintiff’s Counsel: ROBBINS GELLER RUDMAN & DOWD LLP Erik W. Luedeke 655 West Broadway, Suite 1900 San Diego, CA 92101 SHUMAN, GLENN & STECKER Brett D. Stecker 326 W. Lancaster Avenue Ardmore, PA 19003 - and - Counsel for Individual Defendants Jeremy Stoppelman, Charles “Lanny” Baker, and Joseph R. “Jed” Nachman, and Nominal Defendant Yelp Inc.: ARNOLD & PORTER KAYE SCHOLER LLP Aaron F. Miner Tyler Fink 250 West 55th Street New York, NY 10019-9710, access the Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or visit the office of the Clerk of the Court for the United States District for the Northern District of California, Phillip Burton Federal Building & United States Courthouse, 450 Golden Gate Avenue, San Francisco, CA 94102, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. If you have any questions about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Rick Nelson, c/o Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT - 3:20-cv-02753 - 15 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE. DATED: JUNE 30, 2022 BY ORDER OF THE COURT UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA